------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Report of the Investment Advisor
------------------------------------------------------------------------

July 20, 1998
Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the "Trust") for its semi-annual period ended May 31, 1998 and to share our outlook for the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTT".

Description Of The Trust

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. There is no assurance that this investment objective can be met; you may recall in our last three shareholder letters we noted that it would be extremely difficult for the Trust to return $10.00 per share on its scheduled termination date. Unfortunately, it still remains extremely difficult for the Trust to achieve its $10.00 per share objective. The Trust continues to invest in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or other MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Market Environment

Prices for fixed income securities have increased over the last six months with interest rates falling an average of 25 basis points. A significant factor contributing to the strong performance of the bond market are the current low levels of inflation in the U.S. economy. The rise in the Consumer Price Index ("CPI") in 1997 was 2.2% versus a 3.0% to 3.5% range throughout most of the 1990s. Although the CPI has increased slightly this year, the Federal Reserve has chosen to keep short term interest rates unchanged. Asia's economic difficulties, and lower global inflation, continue to be key factors affecting domestic fixed income market volatility and performance. Japan, China and Korea are all economies that impact U.S. fixed income markets. The weakness in these economies is having an offsetting influence on the strong domestic economy and its increased wage pressures, giving rise to the strong performance in the U.S. fixed income markets.

Hyperion Capital Management, Inc. ("Hyperion") continues to be optimistic on the bond market. Positive fundamentals, such as an improving fiscal policy, declining government deficits, and an expectation of prolonged economic problems in Asia are some of the major factors in place supporting Hyperion's outlook for lower bond yields.

As a result of the current low interest rate environment, prepayment risk has increased. A combination of efficient computer technology and greater media publicity has made mortgage refinancing a potentially common occurrence. Recently, homeowners have been made more aware of the best time to refinance through more thorough and timely news reports, advertising and other forms of media. Powerful search engines on the Internet and the public's increasing comfort with this new informative tool provide further opportunity for homeowners to refinance quicker, cheaper and without many of yesterday's refinancing hassles. In order to reduce exposure to prepayment risk, Hyperion's strategy has been to increase the allocation of securities in the portfolio to those that are structured to deflect prepayment risk and whose underlying collateral is less prepayment sensitive.


Portfolio Strategy and Performance

In light of the current interest rate environment, Hyperion has actively managed the Trust's assets to take advantage of lower interest rates, while minimizing the impact that homeowner refinancings might have on the Trust. The portfolio's exposure to prepayment insensitive securities was increased; primarily U.S. Treasury securities, U.S. Agency and asset-backed securities. The Trust also increased its exposure to mortgage securities that had a higher degree of prepayment protection because the underlying mortgage interest rate was below the band of economic "refinancability", or simple collateralized mortgage obligations("CMOs") securities with a higher than average degree of prepayment protection.

The Trust's total return based on Net Asset Value for the six month period ending May 31, 1998 was 4.09%. Total return is based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.03542 per share. The current yield of 6.07% on shares of the Trust is based on the NYSE closing price of $7.00 on May 29, 1998. This yield was 55 basis points above the yield on the 2-Year Treasury Note.

As of the end of July, the Trust, inclusive of leverage, had a duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 3.3 years, with the core (non-levered) assets having a duration of
2.4 years.

During the past six months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions were made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the spread (between stock purchase price and the NAV) is captured by the Trust and benefits all of the Trust's remaining shareholders. From December 1, 1997 through and including May 31,1998, the Trust has repurchased and retired 186,000 shares, capturing $0.0009 in additional NAV per share or $53,305 in an actual dollar amount for shareholders.


The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1998.



                      HYPERION 1999 TERM TRUST, INC.
              PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1998 *

                                PIE CHART

U.S. Government Agency Pass-Through Certificates                    25.4%
U.S. Government Agency Collateralized Mortgage Obligations          39.4%
U.S. Treasury Obligations                                           13.6%
Asset-Backed Securities                                              9.9%
Collateralized Mortgage Obligations                                 11.4%
Municipal Zero Coupon Securities                                     0.1%
Repurchase Agreement                                                 0.2%

*As a percentage of total investments.






Conclusion

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.



Sincerely,





KENNETH C. WEISS
Chairman,
Hyperion 1999 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 1999 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.







 ------------------------------------------------------------------------------------------------------------------------
 HYPERION 1999 TERM TRUST, INC.
 Portfolio of Investments
 May 31, 1998 (unaudited)                                                        Principal
                                            Interest                              Amount                   Value
                                              Rate             Maturity           (000s)                 (Note 2)
 ------------------------------------------------------------------------------------------------------------------------


 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 111.9%
 U.S. Government Agency Pass-Through Certificates - 36.2%
 Federal Home Loan Mortgage Corporation             6.50%  06/01/08-05/01/09           $51,217              $ 51,688,833
                                                    8.00       08/01/24                  2,405                 2,512,617
                                                                                                   ----------------------
                                                                                                              54,201,450
                                                                                                   ----------------------

 Federal National Mortgage Association              6.00  11/01/01-08/01/02             35,115                35,089,010
                                                    6.50  08/01/02-10/01/10             36,616                36,886,722
                                                    7.00  06/01/01-06/01/11             32,079                32,585,358
                                                                                                   ----------------------
                                                                                                             104,561,090
                                                                                                   ----------------------

 Government National Mortgage Association           8.00  10/15/24-01/15/26              4,616                 4,805,670
                                                                                                   ----------------------

 Total U.S. Government Agency Pass-Through Certificates
         (Cost -  $ 159,669,575  )                                                                           163,568,210
                                                                                                   ----------------------

 U.S. Government Agency Collateralized Mortgage Obligations - 56.3%
 Federal Home Loan Mortgage Corporation
    Series 1684, Class D                            5.35       11/15/14                 17,692                17,659,624
    Series 1490, Class PE                           5.75       07/15/06                  6,265                 6,255,732
    Series 1634, Class PE                           5.75       06/15/18                  8,380                 8,347,795
    Series 1610, Class PE                           6.00       04/15/17                 35,016  @             35,041,278
    Series 1517, Class E                            6.00       04/15/18                  1,765                 1,766,347
    Series 1478, Class F                            6.50       05/15/06                  8,156                 8,247,585
    Series 1456, Class G                            6.50       12/15/18                 10,000                10,054,250
    Series 1722, Class PG                           6.50       12/15/19                 10,000                10,123,158
    Series 1453, Class S                            6.80+      01/15/00                  4,091                 4,130,022
    Series 55, Class D                              9.00       11/15/14                    140                   140,076
                                                                                                   ----------------------
                                                                                                             101,765,867
                                                                                                   ----------------------

 Federal National Mortgage Association
    Series 1994-30, Class E                         5.75       11/25/17                 28,000                27,878,620
    Series 1993-135, Class PZ                       5.85       08/25/03                 39,950  @             39,878,249
    Series 1994-50, Class PD                        5.85       09/25/17                 48,000  @             47,828,880
    Series 1996-53, Class PD                        6.50       06/18/10                 31,100  @             31,404,786
    Series 1997-24, Class PJ                        7.00       08/18/26                  5,351                 5,510,909
                                                                                                   ----------------------
                                                                                                             152,501,444
                                                                                                   ----------------------

 Total U.S. Government Agency Collateralized Mortgage Obligations

        ( Cost -  $ 249,548,551  )                                                                           254,267,311
                                                                                                   ----------------------

 U.S. Treasury Obligations - 19.4%
 U.S. Treasury Notes                                5.88       10/31/98                  8,000  @              8,012,504
                                                    5.88       11/15/99                  5,700  @              5,726,722
                                                    6.13       08/15/07                 13,500  @             13,938,763
                                                    6.25       05/31/00                  8,000  @              8,105,008
                                                    7.75       12/31/99                 25,000  @             25,820,325
                                                    7.75       01/31/00                 25,000  @             25,859,400
                                                                                                   ----------------------
 Total U.S. Treasury Obligations
        ( Cost -   $ 87,144,102  )                                                                            87,462,722
                                                                                                   ----------------------

 Total U.S. Government & Agency Obligations
        ( Cost -  $ 496,362,228  )                                                                           505,298,243
                                                                                                   ----------------------

 ------------------------------------------------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 14.1%
 Chase Manhattan Credit Card Master Trust
    Series 1996-4, Class A                          6.73+      02/15/03                $ 5,625               $ 5,669,522
                                                                                                   ----------------------
 FirstPlus Home Loan Owner
    Series 1998-2, Class A2                         6.23       06/10/10                 10,000                10,028,850
                                                                                                   ----------------------
 Green Tree Financial Corporation
    Series 1998-A, Class A1                         6.00       06/15/29                  8,762                 8,752,648
    Series 1998-B, Class A                          6.13       11/15/29                  4,424                 4,426,983
    Series 1996-5, Class A4                         7.15       07/15/27                  4,500                 4,620,623
                                                                                                   ----------------------
                                                                                                   ----------------------
                                                                                                              17,800,254
                                                                                                   ----------------------

 IMC Home Equity Loan Trust
    Series 1997-3, CTF Class                        7.14       09/20/23                  5,000                 5,144,625
                                                                                                   ----------------------
 MBNA Master Credit Card Trust
    Series 1996-M, CTF Class                        5.82+      04/15/09                  5,000                 5,001,175
                                                                                                   ----------------------
 The Money Store Home Equity Trust
    Series 1998-A, Class A                          6.36       07/15/07                  4,510                 4,513,359
                                                                                                   ----------------------
 Neiman Marcus Group Credit Card Master Trust
    Series 1995-1, CTF Class A                      7.60       06/15/03                 15,000                15,465,844
                                                                                                   ----------------------

 Total Asset-Backed Securities
        ( Cost -   $ 62,877,876  )                                                                            63,623,629
                                                                                                   ----------------------

 ------------------------------------------------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS - 16.3%
 Commercial Mortgage Acceptance Corporation
    Series 1996-C1, Class A                         7.10+      12/25/20                  6,232                 6,223,362
                                                                                                   ----------------------
 DLJ Mortgage Acceptance Corporation
    Series 1995-CF2, Class A1A                      6.65       12/17/27                  9,890                10,008,436
    Series 1993-MF10, Class A2                      7.20       07/15/03                  8,712                 9,028,066
                                                                                                   ----------------------
                                                                                                              19,036,502
                                                                                                   ----------------------
 First Boston Mortgage Securities Corporation
    Series 1993-M1, Class 1A                        6.75       09/25/06                 24,143                24,809,972
                                                                                                   ----------------------
 GMAC Commercial Mortgage Securities, Inc.
    Series 1997-C2, Class A3                        6.57       11/15/07                 16,000                16,356,720
                                                                                                   ----------------------
 Merrill Lynch Mortgage Investors, Inc.
    Series 1995-C1, Class A                         7.10+      05/25/15                  5,314                 5,451,806
                                                                                                   ----------------------
 Prudential Home Mortgage Securities Co., Inc.
    Series 1993-61, Class A5, PAC-2                 6.50       12/26/07                  1,863                 1,868,871
                                                                                                   ----------------------

 Total Collateralized Mortgage Obligations
        ( Cost -   $ 72,999,544  )                                                                            73,747,233
                                                                                                   ----------------------

 ------------------------------------------------------------------------------------------------------------------------


 MUNICIPAL ZERO COUPON SECURITY - 0.2%
 Kansas
 Kansas City, Kansas, Utility System
    Revenue Bonds, AMBAC
        ( Cost -    $ 901,669    )               (a)          03/01/00                    985                   917,576
                                                                                                   ----------------------

 ------------------------------------------------------------------------------------------------------------------------

 REPURCHASE AGREEMENT - 0.3%
 Dated 05/29/98, with State Street Bank and Trust Company;
    proceeds: $1,160,483; collateralized by $1,095,000
    U.S. Treasury Note, 6.500%,  due 11/15/26, value: $1,187,800
        ( Cost -   $ 1,160,000   )                  5.00       06/01/98                 $1,160                $1,160,000
                                                                                                   ----------------------

 ------------------------------------------------------------------------------------------------------------------------

 TOTAL INVESTMENTS - 142.8%
        ( Cost -  $ 634,301,317  )                                                                           644,746,681
                                                                                                   ----------------------

 Liabilities in Excess of Other Assets - (42.8%)                                                            (193,182,533)
                                                                                                   ----------------------

 NET ASSETS - 100.0%                                                                                       $ 451,564,148
                                                                                                   ======================


 ------------------------------------------------------------------------------------------------------------------------



      @ - Portion of or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5)
      + - Variable Rate Security: Coupon rate is rate in effect at May 31, 1998
    (a) - Zero Coupon Bond.  Interest rate represents yield to maturity.
  AMBAC - American Municipal Bond Assurance Corporation

 --------
 See notes to financial statements.




-------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Assets and Liabilities
May 31, 1998 (unaudited)


--------------------------------------------------------------------------------

Assets:
Investments, at value (cost $634,301,317) (Note 2).......................$........644,746,681
Interest receivable.................................................................4,991,491
Prepaid expenses .....................................................................367,694
                                                                         ---------------------
              Total assets........................................................650,105,866
                                                                         ---------------------

Liabilities:
Reverse repurchase agreements (Note 5)............................................198,043,250
Interest payable for reverse repurchase agreements (Note 5)...........................285,357
Bank overdraft.................................................................       137,590
Accrued expenses and other liabilities ................................................75,521
                                                                         ---------------------
            Total liabilities.....................................................198,541,718
                                                                         ---------------------

Net Assets (equivalent to $7.36 per share based on 61,358,339 shares
outstanding).................                                            $        451,564,148
                                                                         =====================

Composition of Net Assets:
Capital stock, at par (Note 6)........... ...............................$............613,583
Additional paid-in capital (Note 6)...............................................580,123,157
Undistributed net investment income................................................13,799,989
Accumulated net realized losses..................................................(153,417,945)
Net unrealized appreciation........................................................10,445,364
                                                                         ---------------------
                                                                           ===================
Net assets applicable to capital stock outstanding.......................$........451,564,148
                                                                           ===================

----------
See notes to financial statements.



-----------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.
Statement of Operations
For the Six Months Ended May 31, 1998 (unaudited)


-----------------------------------------------------------------------------------------------

Investment Income (Note 2):
          Interest...........................................................$......21,554,796
                                                                             ------------------

Expenses:
          Investment advisory fee (Note 3)...........................................1,124,022
          Administration fee (Note 3)..................................................313,395
          Insurance....................................................................111,460
          Custodian.....................................................................57,584
          Reports to shareholders.......................................................40,598
          Transfer agency...............................................................29,683
          Accounting and tax services...................................................28,800
          Registration..................................................................26,827
          Legal..........................................................................7,424
          Directors' fees...............................................................23,505
          Miscellaneous.................................................................23,128
                                                                             ------------------
                   Total operating expenses..........................................1,786,426
          Interest expense (Note 5)..................................................6,133,670
                                                                             ------------------
                   Total expenses....................................................7,920,096
                                                                             ------------------
          Net investment income.....................................................13,634,700
                                                                             ------------------

Realized   and Unrealized Gains (Losses) on Investments,  Futures and Short Sale
           Transactions (Notes 2 and 4):
Net realized gains (losses) on:
          Investment and short sale transactions ....................................6,315,656
          Futures transactions........................................................(139,017)
                                                                               ----------------
                                                                                     6,176,639
                                                                               ----------------

Net change in unrealized appreciation on investments..........................      (2,225,306)
                                                                               ----------------

Net realized and unrealized gain on investments, futures and
short sale transactions.............................................                 3,951,333
                                                                             ------------------
Net increase in net assets resulting from operations.........................$......17,586,033.
                                                                             ==================
----------
See notes to financial statements.





-----------------------------------------------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.
Statements of Changes in Net Assets                                                       For the Six Months
                                                                                             Ended                   For the Year
                                                                                            May 31,                      Ended
                                                                                              1998                   November 30,
                                                                                          (unaudited)                    1997
-----------------------------------------------------------------------------------------------------------------------------------



Increase in Net Assets Resulting from Operations:
      Net investment income...................................................$...........13,634,700......$..........29,200,850
      Net realized gain on investment, written options, futures and short sale transactions................................................................6,176,639..................1,236,567
          and short sales................................................................(2,225,306)                (1,692,419)
                                                                              -----------------------   ------------------------
      Net increase in net assets resulting from operations................................17,586,033.................28,744,998
                                                                              -----------------------   ------------------------

Dividends to Shareholders:
      Net investment income..............................................................(13,052,887)........       (27,436,642)
                                                                              -----------------------   ------------------------

Capital Stock Transactions (Note 6):
      Cost of Trust shares repurchased and retired........................................(1,315,955)................(8,477,023)
                                                                              -----------------------   ------------------------

                Total increase/(decrease) in net assets....................................3,217,191.................(7,168,667)

Net Assets:
      Beginning of period................................................................448,346,957................455,515,624
                                                                              -----------------------   ------------------------
      End of period (including undistributed net investment income
           of $13,799,989 and $13,218,176, respectively)......................$..........451,564,148      $         448,346,957
                                                                              =======================   ========================
----------
See notes to financial statements.







-------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Statement of Cash Flows
For the Six Months Ended May 31, 1998 (unaudited)


--------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net amortization of $ 1,099,970).................$.........21,239,406
    Interest expense paid...................................................................(6,349,726)
    Operating expenses paid.................................................................(2,392,683)
    Proceeds from sale of short-term portfolio investments, including options,
    net......................                                                                   650,242
    Purchases and short covers of long-term portfolio investments.........................(210,343,550)
    Proceeds from disposition of long-term portfolio investments, short sales and principal paydowns...........................................................224,683,134
   Net cash used for futures transactions............................................         (139,017)
                                                                                    -------------------
   Net cash provided by operating activities................................................27,347,806
                                                                                    -------------------

Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements........................................(13,117,126)
    Cash dividends paid....................................................................(13,052,887)
    Cash used to repurchase and retire Trust shares...................................      (1,315,955)
                                                                                    -------------------
    Net cash used for financing activities.................................................(27,485,968)
                                                                                    -------------------

Net decrease in cash..........................................................................(138,162)
Cash at beginning of year..........................................................................572
                                                                                    -------------------
Cash at end of year...............................................................$...........(137,590)
                                                                                    ===================

Reconciliation  of Net Increase in Net Assets  Resulting from  Operations to Net
  Cash Provided by Operating Activities:

Net increase in net assets resulting from operations..............................$.........17,586,033..
                                                                                    -------------------
    Increase in investments................................................................(17,537,089)
    Decrease in net unrealized appreciation on investments...................................2,225,306
    Increase in interest receivable............................................................(24,209)
    Decrease in other assets................................................................25,562,481
    Decrease in other liabilities.................................................            (464,716)
                                                                                    -------------------
          Total adjustments..................................................................9,761,773
                                                                                    -------------------

Net cash used for operating activities............................................$.........27,347,806
                                                                                    ===================

See notes to financial statements.






---------------------------------------------------------------             -------------------------------------------------------
Hyperion 1999 Term Trust, Inc.                      For the Six
Financial Highlights                               Months Ended      For the Year       For the Year    For the Year   For the Year
                                                      May 31,           Ended              Ended          Ended          Ended
                                                        1998           November 30,      November 30,    November 30,   November 30,
                                                      (unaudited)          1997               1996          1995            1994
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of the period........... $            7.28  $         7.25  $        7.61   $           7.72  $     7.02
                                                    ---------------    ------------    -----------     --------------   ------------
Net investment income..................................          0.22            0.47           0.52               0.51        0.68
Net realized and unrealized gain (loss)
on investment, written option, futures
and short sale transactions...                                   0.07           (0.01)         (0.40)             (0.10)       0.58
                                                    ---------------    ------------    -----------     --------------   ------------
Net increase in net asset value resulting from
     operations............                                      0.29            0.46           0.12               0.41        1.26
                                                    ---------------    ------------    -----------     --------------   ------------
Net effect of shares repurchased........                         -               0.01           -                  -              -
Dividends from net investment income.....                       (0.21)          (0.44)         (0.48)             (0.52)     (0.56)
                                                    ---------------    ------------    -----------     --------------   ------------
Net asset value, end of period...............       $            7.36  $         7.28  $        7.25   $           7.61 $      7.72
                                                    ===============    ============    ===========     ==============   ============
Market price, end of period..........               $            7.000 $         6.875 $        6.50   $           6.50 $     6.875
                                                    ===============    ============    ===========     ==============   ============

Total Investment Return +........                              4.91(1)       12.90%         7.53%          1.91%         10.29%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)...................       $451,564        $448,347       $455,516           $480,080       $487,264
Operating expenses.................                        0.79%(2)           0.81%          0.83%              0.96%          0.83%
Interest expense.................................          2.73%(2)           2.27%          2.27%              2.50%          1.69%
Total expenses.......................                      3.52%(2)           2.98%          3.10%              3.46%          2.52%
Net investment income..............................        6.06%(2)           6.57%          7.05%              6.55%          9.07%
Portfolio turnover rate............................            21%             50%           135%               473%           745%
----------------
+    Total investment  return is computed based upon the New York Stock Exchange market price of the Trust's  shares and excludes the effects of sales loads
     or
     brokerage commissions.
(1) Not Annualized.
(2) Annualized.




--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
Notes to Financial Statements
May 31, 1998 (unaudited)
--------------------------------------------------------------------------------


1.  The Trust:

Hyperion 1999 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. The Advisor presently intends to manage the portfolio for the remaining term of the Trust in a manner that attempts to achieve the Trust's objectives, but there is no assurance that these investment objectives can be achieved; indeed, under current market conditions it will be extremely difficult for the Trust to achieve its objective to return $10.00 per share by its scheduled termination date, November 30, 1999.

2.  Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory and Administration Agreements:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended May 31, 1998, the Administrator received $313,395 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.


Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 1998 were $55,754,201 and $6,015,720, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 1998 were $102,690,910 and $128,419,214, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.


5.  Borrowings:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1998, the Trust had the following reverse repurchase agreements outstanding:




                                                                                 Maturity in
                                                                                Zero to 30 days

                 Maturity Amount, Including Interest Payable                    $198,625,404
                 Market Value of Assets Sold Under
                   Agreements...............................                     193,173,641

                 Weighted Average Interest Rate.............                            5.57%
                 --------------------------------------------------

--------------------------------------------------------------------------
The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 1998, was $217,502,380 at a weighted average interest rate of 5.66%. The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $234,500,375, as of February 10, 1998, which was 33.2% of total assets.

6.  Capital Stock:

There are 75 million shares of $.01 par value common stock authorized. Of the 61,358,339 shares outstanding at May 31, 1998, the Advisor owned 25,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 9.5 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 1998, 1,902,300 shares have been repurchased pursuant to this program at a cost of $12,812,926 and an average discount of 6.6% from its net asset value. For the six months ended May 31, 1998, 186,000 shares have been repurchased at a cost of $1,315,955 and an average discount of 4.30% from its net asset value. For the year ended November 30, 1997, 1,265,500 shares had been repurchased at a cost of $8,477,023, at an average discount of 6.23%. All shares repurchased have been retired.

7.  Financial Instruments:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the year ended May 31, 1998.

There were no open futures contracts at May 31, 1998.

8.  Litigation:

No litigation is currently pending against the Trust. In 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern district of New York. The Advisor was later added as a defendant. The plaintiffs' second consolidated amended complaint was dismissed in July 1995 without leave to replead, and the dismissal was upheld by the U.S. Court of Appeals for the Second Circuit in October 1996. In June 1997, the United States Supreme Court denied plaintiffs' petition for a writ of certiorari, and no further appeals are possible.


--------------------------------------------------------------------------

                        PROXY RESULTS (unaudited)

--------------------------------------------------------------------------

During the six months ended May 31, 1998, Hyperion 1999 Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------ --------------------- ----------------- -------------------
                                                                  Shares Voted      Shares Voted
                                                                       For        Without Authority
------------------------------------------ --------------------- ----------------- -------------------

1. To elect the members to the Trust's Board of Directors:
                                           Harry E. Petersen Jr.    45,673,281           979,825
                                           Leo M. Walsh Jr.         45,689,950           963,156

------------------------------------------ --------------------- ----------------- -------------------



--------------------------------------------------------------------------

                     YEAR 2000 CHALLENGE (unaudited)

--------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.



--------------------------------------------------------------------------

                        DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



-------------------------------------------------------------------------------------------------------------------------
Hyperion 1999 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                               Net realized and
                                               unrealized gains (losseNet increase
                                                on investment, writ(decrease) in net
                             Net investment    option, futures and assets resulting from  Dividends and
                                 income        sale transactions       operations         distributions     Share price
                             ----------------  ------------------  -------------------  ------------------  -------------
                     Total                 Per                   Per                   Per                Per
Quarter ended       income       Amount    share   Amount       share      Amount     share*   Amount    share    High    Low
-------------------------------------------------------------------------------------------------------------------------

June 26, 1992**
 to August 31, 1992$ 8,539,531   7,129,13$  $0.11  (19,306,33$)   (0.30)  (12,177,195$  (0.19)  4,219,485   $0.07     10 3/8   $10

November 30, 1992   16,580,93  12,842,733    0.21  (22,483,352)   (0.36)   (9,640,619)  (0.15)  12,658,452   0.20     10 3/4 8 7/8

February 28, 1993   14,278,32  10,642,860    0.17  (31,400,517)   (0.50)  (20,757,657)  (0.33)  12,658,452   0.20     10     9

May 31, 1993        13,647,04  10,562,767    0.17   (5,780,313)   (0.09)    4,782,454    0.08   12,658,452   0.20     9 3/4  8 3/4

August 31, 1993     11,325,31   8,412,983    0.13  (27,675,828)   (0.44)  (19,262,845)  (0.31)  11,861,350   0.19     8 7/8  7 1/2

November 30, 1993   18,307,26  15,895,853    0.25  (44,953,480)   (0.70)  (29,057,627)  (0.45)   9,356,249   0.15     8 1/4  6 3/8

February 28, 1994   14,880,60  12,231,574    0.19   12,367,705     0.20    24,599,279    0.39    8,299,440   0.13     7      6 1/4

May 31, 1994        15,469,46  12,626,698    0.20   17,800,528     0.28    30,427,226    0.48    8,296,179   0.13     7 3/8  6 3/4

August 31, 1994     7,142,378   9,904,737    0.16  (36,250,648)   (0.57)  (26,345,911)  (0.41)   9,082,485   0.15     7 1/4  6 1/2

November 30, 1994   17,379,62   8,190,924    0.13   42,523,788     0.67    50,714,712    0.80    9,472,210   0.15     7      6 3/8

February 28, 1995   12,898,23   9,029,349    0.14    6,995,260     0.11    16,024,609    0.25    8,940,494   0.14     7      6 1/2

May 31, 1995        12,240,73   7,744,298    0.12   14,747,914     0.24    22,492,212    0.36    8,677,288   0.14     7 3/8  6 5/8

August 31, 1995     12,848,38   8,727,012    0.14  (12,253,807)   (0.19)   (3,526,795)  (0.05)   7,888,401   0.12     7 1/2  6 3/4

November 30, 1995   11,433,97   6,825,146    0.11  (15,999,089)   (0.26)   (9,173,943)  (0.15)   7,493,924   0.12     7 1/8  6 1/2

February 29, 1996   12,730,20   8,716,948    0.14  (13,968,641)   (0.22)   (5,251,693)  (0.08)   7,493,976   0.12     6 7/8  6 3/8

May 31, 1996        12,153,47   8,523,188    0.13  (26,191,953)   (0.41)  (17,668,765)  (0.28)   7,493,890   0.12     6 5/8  6

August 31, 1996     10,994,97   7,631,546    0.12        9,748     0.00     7,641,294   (0.12)   7,493,949   0.12     6 1/2  6 1/8

November 30, 1996   10,505,72   7,350,161    0.13   15,350,953     0.23    22,701,114    0.36    7,489,268   0.12     6 5/8  6 1/4

February 28, 1997   10,831,59   7,618,503    0.12  (8,866,675)    (0.14)   (1,248,172)  (0.02)   7,430,297   0.12     6 5/8  6 3/8

May 31, 1997        10,465,87   7,325,626    0.12  (3,545,553)    (0.06)    3,780,073    0.06    6,863,056   0.11     6 1/2  6 3/8

August 31, 1997     10,378,73   7,001,939    0.11   7,787,460      0.12    14,789,399    0.23    6,574,399   0.11     6 13/166 1/2

November 30, 1997   10,770,77   7,254,782    0.12   4,168,916      0.07    11,423,698    0.19    6,568,890   0.10     6 7/8  6 11/16

February 28, 1998   11,078,60   7,043,407    0.11 (4,206,980)      (0.07)   2,836,427    0.04    6,533,033   0.11     7 1/16 6  7/8

May 31, 1998        10,476,19   6,591,293    0.11  8,158,313        0.13   14,749,606    0.24    6,519,854   0.11     7 1/8  6 15/16


  *   Excludes net effect of shares repurchased.
**   Commencement of investment operations.

-------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR         CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:     INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                             PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                               1177 Avenue of the Americas
                                             New York, New York  10036
BOSTON EQUISERVE, L.P.
Investor Relations Department                LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200            SULLIVAN & WORCESTER LLP
For Shareholder Services:                    1025 Connecticut Avenue, N.W.
(800) 426-5523                               Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.



-------------------------------------------------------------------------------
Officers & Directors
-------------------------------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Garth Marston
Director Emeritus

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


------------------------------------



------------------------------------
The accompanying financial statements as of May 31, 1998 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                     Hyperion 1999 Term Trust, Inc.
                          One Liberty Plaza
                     165 Broadway, 36th Floor
                     New York, NY  10006-1404